UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2015

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1750 Elm Street, Manchester, NH 03104
(Address of principal executive offices) (zip code)

(603) 935-9799
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement
Item 3.02                      Unregistered Sales of Equity Securities
Item 2.03                      Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a
       Registrant

On October 23, 2015, Boston Therapeutics, Inc. (the "Company") entered into a letter amendment with CJY Holdings Limited ("CJY") whereby the parties amended that certain Securities Purchase Agreement entered between the parties on September 24, 2015 to allow for an increase in the aggregate investment by CJY to $1,050,000 (the "Financing").

In connection with the Financing,  on September 24, 2015 and October 20, 2015, the Company issued to CJY two Convertible Promissory Notes (the "CJY Notes") in the amounts of $750,000 and $300,000, respectively.  The CJY Notes bear interest of 10% and are payable three years from the date of issuance.  Prior to the maturity dates of the CJY Notes, CJY may elect to convert all or part of the CJY Notes, plus accrued interest, into shares of common stock of the Company at a conversion rate of $0.05 per share. The closings of the Financing occurred on September 24, 2015 and October 20, 2015 in the aggregate amount of $1,050,000.

As of the date hereof, the Company is obligated on CJY Notes in the principal amount of $1,050,000 in connection with the Financing. The CJY Notes are debt obligations arising other than in the ordinary course of business, which constitute direct financial obligations of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited
4.2	Form of Securities Purchase Agreement by and between Boston Therapeutics, Inc. and CJY Holdings Limited (1)
4.3	Form of 10% Convertible Promissory Note issued to CJY Holdings Limited (1)

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: October 30, 2015	By:/s/David Platt
Name: David Platt
Title: Chief Executive Officer